EXHIBIT 32

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Cell Power Technologies, Inc. (the "Company") on Form 10-QSB for the three months ended April 30, 2005 (the
"Report") filed with the Securities and Exchange Commission, I, Jacob Herskovits, Chief Executive Officer (and Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


JULY 25, 2005                                  /s/ JACOB HERSKOVITS
                                               ---------------------------------
                                               JACOB HERSKOVITS
                                               CHIEF EXECUTIVE OFFICER
                                               (AND PRINCIPAL FINANCIAL AND
                                               ACCOUNTING OFFICER)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CELL POWER TECHNOLOGIES, INC. AND WILL BE RETAINED BY of CELL POWER TECHNOLOGIES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.